United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 2, 2023

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

2023 Annual Meeting of Shareholders

On October 2, 2023, Pineapple Energy Inc. (the “Company”) announced that its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) has been scheduled for December 14, 2023. The record date for the determination of the Company’s shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 30, 2023. Only shareholders of record at the close of business on that date may attend and vote at the Annual Meeting or any adjournment or postponement thereof.

Because the date of the Annual Meeting has changed, the Company has set a new deadline for the receipt of shareholder proposals. In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must be delivered to, or mailed to and received at, the Company’s executive offices located at 10900 Red Circle Drive, Minnetonka, Minnesota 55343, Attn: Corporate Secretary, on or before the close of business on October 16, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any proposal must comply with the Securities and Exchange Commission’s regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Further, the Company’s Bylaws contain advance notice provisions requiring a shareholder who wishes to present a proposal or nominate directors at the Annual Meeting (which proposal is not intended to be included in the proxy statement for such meeting) to comply with certain requirements, including providing timely written notice thereof in accordance with the Company’s Bylaws. Because the date of the Annual Meeting has changed, notice by a shareholder of any such proposal or nomination must be received by the Company on or before October 30, 2023, the 45th calendar day prior to the Annual Meeting date.

In addition to satisfying the foregoing requirements, in order to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees for election at the Annual Meeting, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 no later than October 15, 2023, the 60th calendar day prior to the Annual Meeting date.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Kyle J. Udseth
Kyle J. Udseth, Chief Executive Officer

Date: October 2, 2023